UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 19, 2008

FOSTER WHEELER LTD.

(Exact Name of Registrant as Specified in Its Charter)

Bermuda

(State or Other Jurisdiction of Incorporation)

001-31305	22-3802649
(Commission File Number)	(IRS Employer Identification No.)

Perryville Corporate Park, Clinton, New Jersey	08809-4000
(Address of Principal Executive Offices)	(Zip Code)

(908) 730-4000

(Registrant's Telephone Number, Including Area Code)
Not applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01 Other Events.
Attached hereto as Exhibit 23.1 and Exhibit 23.2 are the consents of Analysis, Research & Planning Corporation and Peterson Risk Consulting, respectively, to the incorporation by reference in certain registration statements filed by Foster Wheeler Ltd. (the “Company”) of (i) the references to such firms in the form and context in which they appear in the Annual Report on Form 10-K of the Company for the fiscal year ended December 28, 2007, and (ii) the use of or reliance on the information contained in their respective reports to the Company.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit(s)

	23.1	Consent of Analysis, Research & Planning Corporation
	23.2	Consent of Peterson Risk Consulting

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOSTER WHEELER LTD.

DATE: June 20, 2008	By:	/s/ Lisa Wood
Name: Lisa Wood Title: Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Analysis, Research & Planning Corporation
23.2	Consent of Peterson Risk Consulting